EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Amendment") is made and entered into as of July 29, 2005 among MIKOHN GAMING CORPORATION, a Nevada corporation doing business as Progressive Gaming International Corporation ("PGIC"), VIKING ACQUISITION SUB, INC., a Delaware corporation and a wholly owned subsidiary of PGIC ("Merger Sub I"), VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company ("Merger Sub II" and, together with Merger Sub I, the "Merger Subs") and VIRTGAME CORP., a Delaware corporation (the "VirtGame").

                                    RECITALS

      A. The parties hereto entered into an Agreement and Plan of Merger and Reorganization dated as of February 19, 2005 (the "Merger Agreement"), pursuant to which the parties have agreed to effect (i) a merger of Merger Sub I with and into VirtGame ("Merger I") in accordance with the Merger Agreement and Delaware General Corporation Law, and (ii) immediately following the effectiveness of Merger I, a merger of VirtGame with and into Merger Sub II in accordance with the Merger Agreement and Delaware Limited Liability Company Act ("Merger II", and together with Merger I, the "Transaction"). Upon consummation of the Transaction, VirtGame will cease to exist.

      B. The parties hereto wish to amend the Merger Agreement for the limited purposes set forth herein.

      C. Certain capitalized terms used in this Amendment shall have the meanings given them in the Merger Agreement, unless the context requires otherwise.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                          AMENDMENT OF MERGER AGREEMENT

      1.1 Amendment of Definition of Outside Date. Section 8.1(b) of the Merger Agreement is hereby amended such that the phrase "August 1, 2005" shall be deleted in its entirety and replaced with the phrase "October 1, 2005."

                                   ARTICLE II
                              ADDITIONAL PROVISIONS

      2.1 Entire Agreement and Modification. Without limiting any of the provisions of Section 9.4 of the Merger Agreement, the Merger Agreement, as amended by this Amendment, and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein or in the Merger Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of the Merger Agreement, as amended.


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      2.2 Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

      2.3 Headings. The Section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

      2.4 Severability. In the event that any provision of this Amendment or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Amendment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers as of the date first written above.

                                                MIKOHN GAMING CORPORATION

                                                By: /s/ Michael A. Sicuro
--------------------------------------              -----------------------

                                                VIKING ACQUISITION SUB, INC.

                                                By: /s/ Michael A. Sicuro
-------------------------------------               -----------------------

                                                VIKING MERGER SUBSIDIARY, LLC

                                                By: /s/ Michael A. Sicuro
-------------------------------------               -----------------------

                                                VIRTGAME CORP.

                                                By: /s/ Mark R. Newburg
-------------------------------------               -----------------------


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